UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/08/2010

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
001-33174	Carrols Restaurant Group, Inc. Delaware 968 James Street Syracuse, NY 13203 (315) 424-0513	16-1287774
001-06553	Carrols Corporation Delaware 968 James Street Syracuse, NY 13203 (315) 424-0513	16-0958146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On January 8, 2010, Carrols Restaurant Group, Inc., the parent company of Carrols Corporation, issued a press release commenting on its earning guidance for the fourth fiscal quarter and year ended January 3, 2010. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
99.1 Carrols Restaurant Group, Inc. Press Release, dated January 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: January 08, 2010	By:	/s/ Paul R. Flanders
Paul R. Flanders
Vice President, Chief Financial Officer and Treasurer

Carrols Corporation

Date: January 08, 2010	By:	/s/ Paul R. Flanders
Paul R. Flanders
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Carrols Restaurant Group, Inc. Press Release, dated January 8, 2010